EXHIBIT 10.3

SECURED PROMISSORY NOTE

$7,000,000.00	July 30, 2010

FOR VALUE RECEIVED, Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (the “Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, the Parent, Frederick’s and Stores, individually, a “Borrower”, and collectively, the “Borrowers”), promises to pay to the order of Hilco Brands, LLC (“Agent”), at such address as the Agent may designate by notice to the Administrative Borrower, in lawful money of the United States, the principal sum of Seven Million Dollars ($7,000,000.00) together with interest at the rates and payable on the dates provided for in that certain “Financing Agreement” of even date herewith between the Borrowers and the Agent, as arranger and agent for the lending parties from time to time a party to such Financing Agreement (collectively, the “Lenders”) (as the same may be amended, supplemented or modified from time to time, the “Agreement”).

This Note is the Note referred to in the Agreement, is secured as provided in the Agreement, and is subject to the terms and provisions thereof.  Capitalized terms used herein shall have the respective meanings given to them in the Agreement unless otherwise defined herein or unless the context otherwise requires.

Upon the occurrence and continuance of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note, together with any interest accrued, may be declared to be (or, with respect to certain Events of Default, automatically shall become) immediately due and payable together with all existing delinquent and accrued interest, late fees and charges plus the entire outstanding unpaid principal balance owing under this Note.

In the event that the Agent or any holder of this Note shall institute any action for the enforcement or the collection of this Note, there shall be immediately due and payable, in addition to the unpaid balance hereof, to the extent provided for in the Agreement, all costs and expenses of such action, including reasonable attorneys’ fees and costs, whether incurred at trial, on appeal or in any bankruptcy proceeding.

Borrowers and each of them and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, hereby waive presentment, demand for payment, protest and notice of dishonor.

SIGNATURE PAGE TO PROMISSORY NOTE FOLLOWS:

BORROWERS:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FOH HOLDINGS, INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:		FOH Holdings, Inc., its Manager

	By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer